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                                                                   EXHIBIT 10.29

                             FIRST AMENDMENT OF THE
                                LICENSE AGREEMENT

         This First Amendment (this "FIRST AMENDMENT") to the License Agreement is made and entered into as of October 16, 2002 by and between EPIMMUNE INC., having a principal place of business at 5820 Nancy Ridge Drive, San Diego, CA 92121 ("EPMN"), and GENENCOR INTERNATIONAL, INC., having a principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 ("GCOR") (collectively referred to herein as the "PARTIES") agree as follows:

         WHEREAS, the Parties have entered into that certain License Agreement dated July 9, 2001 (the "LICENSE AGREEMENT"); and

         WHEREAS, the Parties wish to amend the License Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GCOR and EPMN do hereby mutually agree as follows:

A. With respect to the Collaboration Term, Section 1.6 shall be amended to read as follows:

1.6 "Collaboration Term" shall mean the three and one-half (3.5) year period from April 2, 2001 through September 1, 2004, unless extended by mutual agreement or terminated early as provided for in the Collaboration Agreement.

B. All terms and conditions of the License Agreement remain in full force and effect, as modified hereby and are hereby ratified by the parties.

C. From and after the effective date of this First Amendment to the License Agreement, the term "Agreement" shall be deemed to mean the License Agreement as hereby modified.

         IN WITNESS WHEREOF, the Parties have caused this First Amendment to the License Agreement to be executed by and through their duly authorized representatives as of the date first above written.

EPIMMUNE INC.

By: /s/ Robert J. De Vaere
    ----------------------------
    Robert J. De Vaere
    Vice President, Finance and
    Chief Financial Officer

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 GENENCOR INTERNATIONAL, INC.

 By: /s/ Debby Jo Blank
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         Debby Jo Blank
     ----------------------------------

 Title: Senior Vice President, Healthcare
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